UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07634

Name of Fund: Corporate High Yield Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Corporate High Yield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 - Report to Stockholders

Annual Report
May 31, 2006

Corporate High Yield
Fund, Inc.

Corporate High Yield Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2       CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006           3

A Discussion With Your Fund's Portfolio Manager

      The Fund's performance for the fiscal year benefited from the positive returns of many of our more speculative holdings and from strong security selection in the airlines sector.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2006, the Common Stock of Corporate High Yield Fund, Inc. had net annualized yields of 8.92% and 10.24%, based on a year-end per share net asset value of $8.52 and a per share market price of $7.42, respectively, and $.760 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +9.75%, based on a change in per share net asset value from $8.53 to $8.52, and assuming reinvestment of all distributions. The high yield bond market, as measured by the Credit Suisse High Yield Index, returned +7.38% for the 12-month period, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +9.24%. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For the six-month period ended May 31, 2006, the total investment return on the Fund's Common Stock was +5.14%, based on a change in per share net asset value from $8.48 to $8.52, and assuming reinvestment of all distributions. The Credit Suisse High Yield Index returned +4.94% for the period, while the Lipper High Current Yield Funds (Leveraged) category had an average return of +5.53%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The Federal Reserve Board (the Fed) continued its monetary tightening campaign during the 12-month period ended May 31, 2006. The Fed increased the federal funds rate in eight increments of 25 basis points (.25%) each, bringing the target rate from 3% to 5% during the period. The Fed is clearly concerned about inflation. The May 2006 Federal Open Market Committee (FOMC) minutes mentioned the increase in inflationary expectations repeatedly, noting concurrent energy price pass-through, rising commodity prices, a weaker dollar and a "relatively high level of resource utilization." Moreover, further monetary tightening may help burnish the image of Fed Chairman Ben Bernanke as an inflation fighter -- a key consideration for those arguing for an increase in the target federal funds rate at the June FOMC meeting.

The default rate of high yield issuers as measured by Standard & Poor's (S&P) has declined sharply from 8.5% at year-end 2002. The 12-month rolling default rate was 2.7% as of March 2006, the most recent data available. S&P has projected a default rate of 2.8% by the end of the third quarter of 2006.

The spreads of high yield bonds versus 10-year U.S. Treasury issues, as measured by the Credit Suisse High Yield Index, narrowed from 430 basis points (4.30%) at May 31, 2005 to 329 basis points at May 31, 2006. The spread compression benefited the high yield sector, which significantly outperformed the -5.23% one-year total return of the Merrill Lynch 10-Year U.S. Treasury Securities Index. The yield spread tightening and positive return of the high yield market over the past year reflect continued economic growth and the gradual absorption of the securities of General Motors Corp. and Ford Motor Co. into the market.

What factors most influenced Fund performance?

With the strengthening high yield market, the performance of many of our more speculative holdings improved during the year. Companies such as diversified manufacturers Trimas Corp. and Invensys Plc and electronics manufacturer Viasystems Inc. resolved financial issues, showed solid earnings recovery and generated positive returns. Fund performance also benefited from our airlines positions, as the industry began to resolve overcapacity problems and instituted price hikes to counteract rising fuel costs.


4       CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

What changes were made to the portfolio during the period?

In anticipation of gradually slowing economic growth and a moderate increase in the default rates on high yield bonds, we reduced the portfolio's risk profile during the year. We trimmed the Fund's position in riskier CCC-rated bonds to 10% of net assets from 19% a year ago, and increased the weighting in higher-quality BB-rated issues to 20% from 17% a year ago. We also reduced the portfolio's exposure to cyclical sectors such as chemicals, manufacturing and paper from 16% of total investments to 13%. While this has decreased the Fund's earnings in the short term, we believe these changes should result in a higher net asset value in the medium term.

The Fund's leverage position averaged 25.4% during the year ended May 31, 2006. That is, the Fund borrowed the equivalent of 25.4% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. For the year ended May 31, 2006, the average amount borrowed was $101.5 million, and the daily weighted average interest rate was 4.36%.

During the year, rising interest rates resulted in higher borrowing costs for the Fund. The increasing cost of leverage had an adverse effect on the Fund's earnings during the period. We increased the Fund's leverage position at the end of the period, both in anticipation of a large number of bond calls in the near future, and in an effort to offset the negative impact of higher borrowing costs and the lower yields of our more conservative credit stance. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Both the Fund and the Credit Suisse High Yield Index had an average credit rating of B at the end of the period, unchanged from the rating at the beginning of the fiscal year. The Fund's largest industry exposures are in less cyclical sectors such as U.S. cable, utilities, health care, diversified media and gaming. We have positioned the portfolio with limited exposure to the automotive, retail and financial sectors, given many of these companies' uncertain asset values and insecure competitive positions.

Our position in convertible securities (corporate bonds that pay interest and also can be converted to shares of company stock at a specific price) comprised 4.1% of the Fund's non-cash investments at period-end. We continue to believe that there is upside potential in these securities relative to high yield bonds. Our holdings in floating rate securities, including bank loans, totaled 13% of noncash investments at May 31, 2006. We believe that rising short-term interest rates should continue to benefit these securities.

Elizabeth M. Phillips
Vice President and Portfolio Manager

June 22, 2006


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006           5

Portfolio Information

                                                                                                                          Percent of
As of May 31, 2006                                                                                                      Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
The AES Corp.*                                       AES is a worldwide power producer with operations in the United
                                                     States, Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the
                                                     company has a direct distribution business to end users.                   1.6%
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*                 Building Materials is a manufacturer of residential roofing
                                                     products, with Timberline as its major brand.                              1.6
------------------------------------------------------------------------------------------------------------------------------------
RH Donnelley Corp.*                                  The company publishes Sprint yellow pages directories for various locations, including Las Vegas, Orlando and Ft. Meyers. RH
                                                     Donnelley also sells SBC directories in Illinois and northwest
                                                     Indiana.                                                                   1.4
------------------------------------------------------------------------------------------------------------------------------------
Qwest*                                               Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image
                                                     communication, local exchange services and data, and long-distance services to residential and business customers. The company also provides Web hosting, high-speed Internet access and private
                                                     networks.                                                                  1.2
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                            Sierra Pacific Resources is the holding company for two utilities,
                                                     Nevada Power Company and Sierra Pacific Power Company. Both
                                                     utilities primarily serve the State of Nevada.                             1.2
------------------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc.*                          SunGard is a top financial software firm, brought private by a group of seven financial investors. The company provides
                                                     information technology and electronic processing for financial services companies worldwide. It also offers a high availability
                                                     infrastructure for business continuity.                                    1.2
------------------------------------------------------------------------------------------------------------------------------------
Mediacom*                                            Mediacom is a cable television company that provides a variety of broadband services across the United States. Services include traditional video services, digital television and high-speed
                                                     Internet access.                                                           1.1
------------------------------------------------------------------------------------------------------------------------------------
Intelsat*                                            Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet
                                                     communications to over 200 countries and territories.                      1.1
------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.*                           Cablevision provides telecommunications and entertainment
                                                     services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams, and national television program networks.
                                                     Cablevision serves cable customers primarily in the New York
                                                     metropolitan area.                                                         1.1
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*                       Adelphia is a cable television operator, with systems in
                                                     suburban areas of large- and medium-sized cities in the United
                                                     States. Our holdings are primarily in loans to Adelphia's Century
                                                     Cable subsidiary that have continued to pay interest through the
                                                     bankruptcy proceedings.                                                    1.0
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

Portfolio Profile as of May 31, 2006

                                                                      Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Cable -- U.S. ...........................................                   8.4%
Utility .................................................                   7.8
Health Care .............................................                   7.5
Gaming ..................................................                   7.1
Diversified Media .......................................                   6.1
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ..................................................                   5.8%
Ireland .................................................                   1.5
Netherlands .............................................                   1.2
Bermuda .................................................                   1.1
Brazil ..................................................                   0.9
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
A/A .....................................................                   0.6%
BBB/Baa .................................................                   1.0
BB/Ba ...................................................                  24.5
B/B .....................................................                  60.7
CCC/Caa .................................................                   8.7
NR (Not Rated) ..........................................                   2.7
Other* ..................................................                   1.8
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks and warrants.

--------------------------------------------------------------------------------
Average Portfolio Maturity ..............................              6.6 Years
--------------------------------------------------------------------------------


6       CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Schedule of Investments                                        (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
=====================================================================================
Aerospace & Defense--5.2%
                  Alliant Techsystems, Inc.:
    $1,300,000        6.75% due 4/01/2016                               $   1,275,625
     1,750,000        3% due 8/15/2024 (b)(i)                               2,051,875
     1,700,000    DRS Technologies, Inc., 6.875% due 11/01/2013             1,666,000
       925,000    Esterline Technologies Corp., 7.75%
                    due 6/15/2013                                             948,125
       750,000    K&F Acquisition, Inc., 7.75% due 11/15/2014                 761,250
                  L-3 Communications Corp.:
       600,000        7.625% due 6/15/2012                                    612,000
     1,275,000        6.375% due 10/15/2015                                 1,204,875
     1,280,000        3% due 8/01/2035 (b)(i)                               1,241,600
       725,000    Sensata Technologies B.V., 8% due 5/01/2014 (i)             714,125
     1,650,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                           1,452,000
     1,650,000    TransDigm, Inc., 8.375% due 7/15/2011                     1,753,125
     1,825,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                           1,715,500
                                                                        -------------
                                                                           15,396,100
=====================================================================================
Airlines--1.3%
     2,100,000    American Airlines, Inc. Class C, 7.80%
                    due 4/01/2008                                           2,104,370
                  Continental Airlines, Inc.:
     1,109,116        Series 1997-4-B, 6.90% due 7/02/2018                  1,038,117
        94,301        Series 1998-1-C, 6.541% due 9/15/2009                    89,173
       740,169        Series 2001-1 Class C, 7.033%
                        due 12/15/2012                                        721,451
                                                                        -------------
                                                                            3,953,111
=====================================================================================
Automotive--1.7%
                  AutoNation, Inc. (i):
     2,250,000        7.045% due 4/15/2013 (d)                              2,272,500
     1,425,000        7% due 4/15/2014                                      1,417,875
       550,000    General Motors Acceptance Corp., 7.25%
                    due 3/02/2011                                             524,738
       927,000    Metaldyne Corp.,10% due 11/01/2013                          889,920
                                                                        -------------
                                                                            5,105,033
=====================================================================================
Broadcasting--4.8%
     1,700,000    Allbritton Communications Co., 7.75%
                    due 12/15/2012                                          1,702,125
     1,875,000    CMP Susquehanna Corp., 9.875%
                    due 5/15/2014 (i)                                       1,823,438
     1,075,000    Nexstar Finance, Inc., 7% due 1/15/2014                   1,003,781
     2,800,000    Paxson Communications Corp., 8.318%
                    due 1/15/2012 (d)(i)                                    2,856,000
     1,225,000    Salem Communications Corp., 7.75%
                    due 12/15/2010                                          1,225,000
     1,202,000    Salem Communications Holding Corp. Series B,
                    9% due 7/01/2011                                        1,257,592
     1,475,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012          1,510,031
     1,875,000    Sirius Satellite Radio, Inc., 9.625% due 8/01/2013        1,771,875
     1,125,000    XM Satellite Radio, Inc., 9.75% due 5/01/2014 (i)         1,046,250
                                                                        -------------
                                                                           14,196,092
=====================================================================================
Cable--International--0.6%
                  New Skies Satellites NV:
       700,000        10.414% due 11/01/2011 (d)                              722,750
       925,000        9.125% due 11/01/2012                                   989,750
                                                                        -------------
                                                                            1,712,500
=====================================================================================
Cable--U.S.--9.3%
       700,000    Adelphia Communications Corp., 6%
                    due 2/15/2006 (b)(c)(j)                                     7,000
     1,675,000    CCH I LLC,11% due 10/01/2015                              1,440,500
     2,125,000    CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                           2,135,625
                  Cablevision Systems Corp. Series B:
        75,000        9.62% due 4/01/2009 (d)                                  79,688
     2,350,000        8% due 4/15/2012                                      2,326,500
     2,075,000    Charter Communications Holdings II LLC,10.25%
                    due 9/15/2010                                           2,069,813
                  Intelsat Subsidiary Holding Co. Ltd.:
     2,450,000        9.614% due 1/15/2012 (d)                              2,483,688
     2,025,000        8.625% due 1/15/2015                                  2,050,312
       555,000    Loral SpaceCom Corp., 14% due 10/15/2015 (f)                649,350
     2,250,000    Mediacom Broadband LLC,11% due 7/15/2013                  2,373,750
     2,250,000    Mediacom LLC, 9.50% due 1/15/2013                         2,261,250
     2,035,000    PanAmSat Corp., 9% due 8/15/2014                          2,111,312
       950,000    PanAmSat Holding Corp., 9.906%
                    due 11/01/2014 (k)                                        691,125
     1,875,000    Quebecor Media, Inc., 7.75% due 3/15/2016 (i)             1,903,125
     2,975,000    Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (i)                                       2,804,512
     1,800,000    Rainbow National Services LLC,10.375%
                    due 9/01/2014 (i)                                       2,011,500
                                                                        -------------
                                                                           27,399,050
=====================================================================================
Chemicals--5.2%
     1,438,000    BCP Caylux Holdings Luxembourg SCA, 9.625%
                    due 6/15/2014                                           1,578,205
     1,371,000    Huntsman International, LLC,10.125%
                    due 7/01/2009                                           1,394,993
     1,475,000    Innophos, Inc., 8.875% due 8/15/2014                      1,500,813
     2,800,000    Millennium America, Inc., 9.25% due 6/15/2008             2,901,500
                  Nalco Co.:
     1,125,000        7.75% due 11/15/2011                                  1,127,812
     1,125,000        8.875% due 11/15/2013                                 1,157,344
       980,000    Nalco Finance Holdings, Inc., 9.124%
                    due 2/01/2014 (k)                                         755,825
     1,850,000    Nova Chemicals Corp., 8.405% due 11/15/2013 (d)           1,863,875
     2,125,000    Omnova Solutions, Inc.,11.25% due 6/01/2010               2,268,437
       700,000    Unifi, Inc.,11.50% due 5/15/2014 (i)                        700,000
                                                                        -------------
                                                                           15,248,804
=====================================================================================
Consumer--Durables--0.9%
     1,225,000    Sealy Mattress Co., 8.25% due 6/15/2014                   1,274,000
       550,000    Simmons Bedding Co., 7.875% due 1/15/2014                   534,875
       710,000    Tempur-Pedic, Inc.,10.25% due 8/15/2010                     752,600
                                                                        -------------
                                                                            2,561,475
=====================================================================================
Consumer--Non-Durables--5.6%
     1,200,000    American Greetings Corp., 7.375% due 6/01/2016            1,218,000
     2,250,000    Chattem, Inc., 7% due 3/01/2014                           2,216,250
     2,825,000    Church & Dwight Co., Inc., 6% due 12/15/2012              2,683,750
     3,375,000    Hines Nurseries, Inc.,10.25% due 10/01/2011               3,240,000
                  Levi Strauss & Co.:
     1,500,000        9.74% due 4/01/2012 (d)                               1,550,625
     1,875,000        8.875% due 4/01/2016 (i)                              1,842,187
     1,850,000    Quiksilver, Inc., 6.875% due 4/15/2015                    1,748,250
     2,050,000    Samsonite Corp., 8.875% due 6/01/2011                     2,137,125
                                                                        -------------
                                                                           16,636,187
=====================================================================================


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006           7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
=====================================================================================
Diversified Media--8.7%
    $  925,000    American Media Operations, Inc. Series B,10.25%
                    due 5/01/2009                                       $     844,063
     2,825,000    CBD Media, Inc., 8.625% due 6/01/2011                     2,832,063
     1,475,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                           1,478,688
     2,150,000    CanWest Media, Inc., 8% due 9/15/2012                     2,166,125
     1,294,000    Dex Media West LLC, 9.875% due 8/15/2013                  1,410,460
                  Houghton Mifflin Co.:
     2,525,000        8.25% due 2/01/2011                                   2,588,125
     1,500,000        12.031% due 5/15/2011 (d)(i)                          1,483,125
     3,135,000    Liberty Media Corp., 0.75% due 3/30/2023 (b)              3,315,262
                  RH Donnelley Corp. (i):
       675,000        6.875% due 1/15/2013                                    617,625
     1,400,000        8.875% due 1/15/2016                                  1,407,000
     1,300,000        Series A-2, 6.875% due 1/15/2013                      1,189,500
     1,300,000    Six Flags, Inc., 9.625% due 6/01/2014                     1,283,750
     1,700,000    Universal City Florida Holding Co. I, 9.899%
                    due 5/01/2010 (d)                                       1,755,250
     3,119,000    Yell Finance BV, 12.670% due 8/01/2011 (k)                3,299,528
                                                                        -------------
                                                                           25,670,564
=====================================================================================
Energy--Exploration & Production--4.6%
     1,475,000    Belden & Blake Corp., 8.75% due 7/15/2012                 1,508,188
     1,450,000    Chaparral Energy, Inc., 8.50% due 12/01/2015 (i)          1,468,125
     2,800,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                          2,730,000
     1,850,000    Encore Acquisition Co., 6.25% due 4/15/2014               1,697,375
     2,425,000    Exco Resources, Inc., 7.25% due 1/15/2011                 2,364,375
                  Plains Exploration & Production Co.:
       450,000        7.125% due 6/15/2014                                    444,375
     2,275,000        Series B, 8.75% due 7/01/2012                         2,377,375
       950,000    Quicksilver Resources, Inc., 7.125%
                    due 4/01/2016                                             907,250
                                                                        -------------
                                                                           13,497,063
=====================================================================================
Energy--Other--4.0%
     1,025,000    Copano Energy LLC, 8.125% due 3/01/2016 (i)               1,040,375
     1,750,000    Dresser, Inc., 9.375% due 4/15/2011                       1,811,250
       350,000    Ferrellgas Escrow LLC, 6.75% due 5/01/2014                  335,125
     2,250,000    Ferrellgas Partners LP, 8.75% due 6/15/2012               2,295,000
     1,800,000    Ocean RIG ASA, 8.99% due 4/04/2011                        1,791,000
       650,000    PHI, Inc., 7.125% due 4/15/2013 (i)                         633,750
     2,200,000    SemGroup LP, 8.75% due 11/15/2015 (i)                     2,233,000
     1,875,000    Suburban Propane Partners, LP, 6.875%
                    due 12/15/2013                                          1,771,875
                                                                        -------------
                                                                           11,911,375
=====================================================================================
Financial--0.3%
     1,000,000    Saxon Capital, Inc.,12% due 5/01/2014 (i)                 1,020,000
=====================================================================================
Food & Drug--0.2%
       425,000    Stripes Acquisition LLC,10.625%
                    due 12/15/2013 (i)                                        461,125
=====================================================================================
Food & Tobacco--2.8%
       750,000    AmeriQual Group LLC, 9.50% due 4/01/2012 (i)                776,250
       625,000    Constellation Brands Inc., 8.125% due 1/15/2012             642,188
     2,725,000    Cott Beverages USA, Inc., 8% due 12/15/2011               2,731,813
     2,287,000    Del Monte Corp., 8.625% due 12/15/2012                    2,384,198
       525,000    Michael Foods, Inc., 8% due 11/15/2013                      523,687
     1,300,000    National Beef Packing Co. LLC,10.50%
                    due 8/01/2011                                           1,306,500
                                                                        -------------
                                                                            8,364,636
=====================================================================================
Gaming--10.1%
     2,900,000    Boyd Gaming Corp., 8.75% due 4/15/2012                    3,066,750
     1,425,000    CCM Merger, Inc., 8% due 8/01/2013 (i)                    1,368,000
     1,275,000    Caesars Entertainment, Inc., 7.875%
                    due 3/15/2010                                           1,335,563
                  Galaxy Entertainment Finance Co. Ltd. (i):
       975,000        9.602% due 12/15/2010 (d)                             1,018,875
       500,000        9.875% due 12/15/2012                                   522,500
     1,600,000    Inn of the Mountain Gods Resort & Casino,12%
                    due 11/15/2010                                          1,712,000
                  Isle of Capri Casinos, Inc.:
     1,100,000        9% due 3/15/2012                                      1,160,500
       375,000        7% due 3/01/2014                                        363,750
     1,500,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (i)                                1,485,000
                  MGM Mirage:
     1,450,000        8.50% due 9/15/2010                                   1,529,750
       750,000        6.75% due 4/01/2013 (i)                                 732,187
       925,000    Mirage Resorts, Inc., 6.75% due 2/01/2008                   934,250
     1,875,000    Penn National Gaming, Inc., 6.875%
                    due 12/01/2011                                          1,860,937
     2,375,000    Poster Financial Group, Inc., 8.75%
                    due 12/01/2011                                          2,499,687
     2,450,000    Resorts International Hotel and Casino, Inc.,
                    11.50% due 3/15/2009                                    2,670,500
       925,000    San Pasqual Casino, 8% due 9/15/2013 (i)                    929,625
                  Station Casinos, Inc.:
     1,100,000        6.50% due 2/01/2014                                   1,050,500
     1,325,000        6.625% due 3/15/2018                                  1,232,250
     2,800,000    Trump Entertainment Resorts, Inc., 8.50%
                    due 6/01/2015                                           2,744,000
     1,675,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014                 1,589,156
                                                                        -------------
                                                                           29,805,780
=====================================================================================
Health Care--9.5%
       600,000    Angiotech Pharmaceuticals, Inc., 7.75%
                    due 4/01/2014 (i)                                         598,500
     1,125,000    Athena Neurosciences Finance LLC, 7.25%
                    due 2/21/2008                                           1,119,375
     1,900,000    Cubist Pharmaceuticals, Inc., 5.50%
                    due 11/01/2008 (b)                                      1,942,750
     3,375,000    DaVita, Inc., 7.25% due 3/15/2015                         3,290,625
     1,875,000    Elan Finance Plc, 9.17% due 11/15/2011 (d)                1,898,438
     1,825,000    HCA, Inc., 5.50% due 12/01/2009                           1,767,060
                  Mylan Laboratories, Inc.:
     2,025,000        5.75% due 8/15/2010                                   1,964,250
       525,000        6.375% due 8/15/2015                                    506,625
                  Select Medical Corp.:
     1,325,000        7.625% due 2/01/2015                                  1,182,563
     1,825,000        10.82% due 9/15/2015 (d)(i)                           1,720,062
       925,000    Tenet Healthcare Corp., 9.875% due 7/01/2014                941,187
     1,875,000    Triad Hospitals, Inc., 7% due 5/15/2012                   1,858,594
     2,475,000    U.S. Oncology, Inc., 9% due 8/15/2012                     2,592,562
       925,000    VWR International, Inc., 8% due 4/15/2014                   929,625
     1,875,000    Vanguard Health Holding Co. II, LLC, 9%
                    due 10/01/2014                                          1,921,875
     3,725,000    Ventas Realty LP, 6.75% due 6/01/2010                     3,738,969
                                                                        -------------
                                                                           27,973,060
=====================================================================================


8       CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
=====================================================================================
Housing--5.3%
                  Building Materials Corp. of America:
    $1,000,000        8% due 10/15/2007                                 $   1,007,500
     5,475,000        8% due 12/01/2008                                     5,536,594
     2,600,000    Forest City Enterprises, Inc., 7.625% due 6/01/2015       2,652,000
                  Goodman Global Holding Co., Inc.:
       900,000        7.491% due 6/15/2012 (d)                                911,250
     1,300,000        7.875% due 12/15/2012                                 1,274,000
     1,825,000    Ply Gem Industries, Inc., 9% due 2/15/2012                1,720,062
     1,975,000    Technical Olympic USA, Inc., 8.25%
                    due 4/01/2011 (i)                                       1,930,562
       650,000    Texas Industries, Inc., 7.25% due 7/15/2013                 663,000
                                                                        -------------
                                                                           15,694,968
=====================================================================================
Information Technology--6.7%
     2,207,000    Advanced Micro Devices, Inc., 7.75%
                    due 11/01/2012                                          2,278,728
     1,659,000    Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (b)                                       1,924,440
     2,075,000    Freescale Semiconductor, Inc., 7.818%
                    due 7/15/2009 (d)                                       2,116,500
                  MagnaChip Semiconductor SA:
     1,600,000        8.16% due 12/15/2011 (d)                              1,588,000
       925,000        8% due 12/15/2014                                       804,750
     1,785,000    Quantum Corp., 4.375% due 8/01/2010 (b)                   1,668,975
                  SunGard Data Systems, Inc. (i):
     2,275,000        9.125% due 8/15/2013                                  2,385,906
     1,525,000        9.431% due 8/15/2013 (d)                              1,605,062
       925,000        10.25% due 8/15/2015                                    966,625
       375,000    Telcordia Technologies Inc.,10% due 3/15/2013 (i)           353,437
     1,075,000    UGS Corp.,10% due 6/01/2012                               1,166,375
     2,900,000    Viasystems, Inc.,10.50% due 1/15/2011                     2,929,000
                                                                        -------------
                                                                           19,787,798
=====================================================================================
Leisure--1.8%
                  FelCor Lodging LP:
     1,425,000        8.50% due 6/01/2011                                   1,524,750
     2,650,000        8.83% due 6/01/2011 (d)                               2,732,813
       925,000    Host Marriott LP, 6.75% due 6/01/2016 (i)                   898,406
                                                                        -------------
                                                                            5,155,969
=====================================================================================
Manufacturing--4.4%
     2,000,000    CPI Holdco, Inc.,10.561% due 2/01/2015 (d)                2,060,000
     1,875,000    Chart Industries, Inc., 9.125% due 10/15/2015 (i)         1,987,500
     3,225,000    EaglePicher Inc., 9.75% due 9/01/2013 (e)                 2,136,563
     1,850,000    Invensys Plc, 9.875% due 3/15/2011 (i)                    2,007,250
       900,000    Mueller Group, Inc.,10% due 5/01/2012                       983,250
       725,000    Rexnord Corp.,10.125% due 12/15/2012                        804,750
       925,000    Superior Essex Communications LLC, 9%
                    due 4/15/2012                                             945,812
     2,275,000    Trimas Corp., 9.875% due 6/15/2012                        2,172,625
                                                                        -------------
                                                                           13,097,750
=====================================================================================
Metal--Other--1.8%
     1,050,000    Foundation PA Coal Co., 7.25% due 8/01/2014               1,055,250
     2,275,000    Indalex Holding Corp.,11.50% due 2/01/2014 (i)            2,388,750
     2,050,000    Novelis, Inc., 8% due 2/15/2015                           1,957,750
                                                                        -------------
                                                                            5,401,750
=====================================================================================
Packaging--2.6%
     2,075,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                          2,116,500
                  Owens-Brockway:
     2,775,000        8.875% due 2/15/2009                                  2,865,187
       925,000        8.25% due 5/15/2013                                     934,250
     1,600,000    Packaging Dynamics Finance Corp.,10%
                    due 5/01/2016 (i)                                       1,612,000
                                                                        -------------
                                                                            7,527,937
=====================================================================================
Paper--6.4%
     1,875,000    Abitibi-Consolidated, Inc., 8.41%
                    due 6/15/2011 (d)                                       1,879,688
     1,825,000    Boise Cascade LLC, 7.943% due 10/15/2012 (d)              1,834,125
     2,625,000    Bowater, Inc., 7.91% due 3/15/2010 (d)                    2,651,250
     2,825,000    Domtar, Inc., 7.125% due 8/15/2015                        2,457,750
                  Graphic Packaging International Corp.:
     1,000,000        8.50% due 8/15/2011                                   1,007,500
     1,675,000        9.50% due 8/15/2013                                   1,683,375
     2,000,000    JSG Funding Plc, 9.625% due 10/01/2012                    2,085,000
                  NewPage Corp.:
     1,375,000        11.399% due 5/01/2012 (d)                             1,495,312
     1,400,000        12% due 5/01/2013                                     1,498,000
     2,200,000    Norske Skog Canada Ltd. Series D, 8.625%
                    due 6/15/2011                                           2,189,000
                                                                        -------------
                                                                           18,781,000
=====================================================================================
Retail--1.8%
     2,450,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014               2,278,500
                  Neiman-Marcus Group, Inc. (i):
     1,275,000        9% due 10/15/2015                                     1,327,594
     1,500,000        10.375% due 10/15/2015                                1,578,750
                                                                        -------------
                                                                            5,184,844
=====================================================================================
Service--6.2%
                  Avis Budget Car Rental LLC (i):
     1,500,000        7.576% due 5/15/2014 (d)                              1,522,500
       500,000        7.625% due 5/15/2014                                    502,500
     2,625,000    Corrections Corp. of America, 7.50%
                    due 5/01/2011                                           2,651,250
     1,650,000    Dycom Industries, Inc., 8.125% due 10/15/2015             1,683,000
     1,125,000    MSW Energy Holdings LLC, 8.50% due 9/01/2010              1,167,187
       375,000    MSW Energy Holdings II LLC, 7.375%
                    due 9/01/2010                                             376,875
     1,825,000    Mac-Gray Corp., 7.625% due 8/15/2015                      1,861,500
     2,625,000    Service Corp. International, 8%
                    due 6/15/2017 (i)                                       2,493,750
     3,200,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                          3,136,000
     2,800,000    Waste Services, Inc., 9.50% due 4/15/2014                 2,877,000
                                                                        -------------
                                                                           18,271,562
=====================================================================================
Steel--1.1%
     1,825,000    Chaparral Steel Co.,10% due 7/15/2013                     2,030,313
     1,100,000    Ucar Finance, Inc.,10.25% due 2/15/2012                   1,171,500
                                                                        -------------
                                                                            3,201,813
=====================================================================================
Telecommunications--4.9%
                  ADC Telecommunications, Inc. (b):
     1,057,000        1% due 6/15/2008                                        986,974
       825,000        5.045% due 6/15/2013 (d)                                801,281
     2,200,000    Eircom Funding Plc, 8.25% due 8/15/2013                   2,359,500
     1,875,000    Inmarsat Finance Plc, 7.625% due 6/30/2012                1,912,500
     2,850,000    LCI International, Inc., 7.25% due 6/15/2007              2,864,250


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006           9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
=====================================================================================
Telecommunications (concluded)
    $2,150,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (i)                                   $   2,219,875
       350,000    Qwest Communications International, Inc., 7.50%
                    due 2/15/2014                                             346,500
                  Qwest Corp.:
     1,350,000        8.16% due 6/15/2013 (d)                               1,456,312
       500,000        7.625% due 6/15/2015                                    508,750
       800,000    Time Warner Telecom Holdings, Inc., 9.17%
                    due 2/15/2011 (d)                                         812,000
                                                                        -------------
                                                                           14,267,942
=====================================================================================
Transportation--1.0%
       550,000    OMI Corp., 7.625% due 12/01/2013                            547,250
     2,175,000    Teekay Shipping Corp., 8.875% due 7/15/2011               2,338,125
                                                                        -------------
                                                                            2,885,375
=====================================================================================
Utility--11.2%
                  The AES Corp.:
     4,132,000        9.375% due 9/15/2010                                  4,472,890
     1,950,000        8.75% due 5/15/2013 (i)                               2,106,000
     1,875,000    Aquila, Inc., 7.625% due 11/15/2009                       1,947,656
     1,759,000    CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (b)                                       1,961,285
     1,975,000    Dynegy Holdings, Inc., 8.375% due 5/01/2016 (i)           1,965,125
     2,015,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                    due 12/30/2011                                          2,085,390
     2,375,000    Edison Mission Energy, 7.50% due 6/15/2013 (i)            2,351,250
     2,300,000    Mirant North America LLC, 7.375%
                    due 12/31/2013 (i)                                      2,271,250
                  NRG Energy, Inc.:
     1,525,000        7.25% due 2/01/2014                                   1,525,000
     1,375,000        7.375% due 2/01/2016                                  1,376,719
                  Nevada Power Co.:
       227,000        9% due 8/15/2013                                        248,115
     2,077,000        Series E,10.875% due 10/15/2009                       2,222,764
     2,800,000    Reliant Energy, Inc., 9.50% due 7/15/2013                 2,828,000
     1,550,000    Sierra Pacific Power Co. Series A, 8%
                    due 6/01/2008                                           1,600,359
     1,050,000    Sierra Pacific Resources, 8.625% due 3/15/2014            1,131,038
       875,000    Southern Natural Gas Co., 8.875%
                    due 3/15/2010                                             926,266
     1,970,521    Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (i)                                       1,942,439
                                                                        -------------
                                                                           32,961,546
=====================================================================================
Wireless Communications--4.4%
     1,525,000    Centennial Cellular Operating Co. LLC,10.125%
                    due 6/15/2013                                           1,643,188
     1,200,000    Dobson Communications Corp., 9.318%
                    due 10/15/2012 (d)                                      1,212,000
     2,250,000    IWO Holdings, Inc., 8.813% due 1/15/2012 (d)              2,334,375
                  Rogers Wireless Communications, Inc.:
       850,000        8.035% due 12/15/2010 (d)                               876,562
       250,000        8% due 12/15/2012                                       257,188
     3,175,000        6.375% due 3/01/2014                                  3,024,187
                  Rural Cellular Corp.:
       950,000        9.41% due 3/15/2010 (d)                                 969,000
     1,850,000        8.25% due 3/15/2012                                   1,905,500
       575,000        8.25% due 3/15/2012 (i)                                 592,250
                                                                        -------------
                                                                           12,814,250
-------------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost--$394,006,769)--134.4%                            395,946,459
=====================================================================================

                  Floating Rate Loan Interests (a)
=====================================================================================
Cable--U.S.--1.5%
     4,550,000    Century Cable Holdings LLC, Discretionary Term
                    Loan,10% due 12/31/2009                                 4,428,879
=====================================================================================
Chemicals--0.9%
     2,650,000    Wellman, Inc. Second Lien Term Loan,11.899%
                    due 2/10/2010                                           2,710,868
-------------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost--$6,920,494)--2.4%                                  7,139,747
=====================================================================================

                  Foreign Government Obligations
=====================================================================================
                  Brazilian Government International Bond:
     1,875,000        8.75% due 2/04/2025                                   1,996,875
     1,875,000        8.25% due 1/20/2034                                   1,903,125
     1,075,000    Philippine Government International Bond,
                    8.375% due 2/15/2011                                    1,134,125
     1,100,000    Turkey Government International Bond, 6.875%
                    due 3/17/2036                                             962,500
       375,000    Venezuela Government International Bond, 7.65%
                    due 4/21/2025                                             380,250
-------------------------------------------------------------------------------------
                  Total Foreign Government Obligations
                  (Cost--$6,335,040)--2.2%                                  6,376,875
=====================================================================================

        Shares
          Held    Common Stocks
=====================================================================================
Airlines--0.0%
        11,749    ABX Air, Inc. (c)                                            79,188
=====================================================================================
Cable--U.S.--0.8%
        83,854    Loral Space & Communications Ltd. (c)                     2,347,912
=====================================================================================
Food Products--0.0%
        11,878    New World Pasta Co. (c)(g)                                   84,928
=====================================================================================
Manufacturing--0.6%
        67,974    Medis Technologies Ltd. (c)                               1,647,690
=====================================================================================
Paper--0.1%
       189,496    Western Forest Products, Inc. (c)                           296,047
-------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$8,003,534)--1.5%                                  4,455,765
=====================================================================================

=====================================================================================
Preferred Securities
-------------------------------------------------------------------------------------

         Face
        Amount    Capital Trusts
=====================================================================================
Health Care--1.2%
    $3,500,000    Fresenius Medical Care Capital Trust II, 7.875%
                    due 2/01/2008                                           3,570,000
-------------------------------------------------------------------------------------
                  Total Capital Trusts
                  (Cost--$3,477,319)--1.2%                                  3,570,000
=====================================================================================


10      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

=====================================================================================
Preferred Securities (concluded)
-------------------------------------------------------------------------------------
        Shares
          Held    Preferred Stocks                                          Value
=====================================================================================
Automotive--0.5%
        78,324    General Motors Corp. Series C, 6.25% (b)              $   1,565,697
=====================================================================================
Cable--U.S.--0.4%
         5,270    Loral SpaceCom Corp., Series A, 12% (f)                   1,043,460
-------------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$3,001,043)--0.9%                                  2,609,157
-------------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost--$6,478,362)--2.1%                                  6,179,157
=====================================================================================

                  Warrants (h)                                              Value
=====================================================================================
Food Products--0.0%
                  New World Pasta Co. (g):
         8,799        Series A (expires 12/07/2010)                            23,757
         9,776        Series B (expires 12/07/2010)                            18,574
                                                                        -------------
                                                                               42,331
=====================================================================================
Health Care--0.0%
        29,930    HealthSouth Corp.
                    (expires 1/16/2014)                                        52,377
-------------------------------------------------------------------------------------
Paper--0.0%
           700    MDP Acquisitions Plc
                    (expires 10/01/2013)                                        7,000
=====================================================================================
Wireless Communications--0.1%
           800    American Tower Corp.
                    (expires 8/01/2008)                                       348,774
-------------------------------------------------------------------------------------
                  Total Warrants
                  (Cost--$94,380)--0.1%                                       450,482
=====================================================================================
Total Investments
(Cost--$421,838,579*)--142.7%                                             420,548,485

Liabilities in Excess of
Other Assets--(42.7%)                                                    (125,789,328)
                                                                        -------------
Net Assets--100.0%                                                      $ 294,759,157
                                                                        =============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 421,770,795
                                                                  =============
      Gross unrealized appreciation ...............               $  10,133,376
      Gross unrealized depreciation ...............                 (11,355,686)
                                                                  -------------
      Net unrealized depreciation .................               $  (1,222,310)
                                                                  =============

(a) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(b)   Convertible security.
(c)   Non-income producing security.
(d)   Floating rate note.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) Restricted securities as to resale, representing less than 0.1% of net assets, were as follows:

      ----------------------------------------------------------------------------------
                                           Acquisition
      Issue                                  Date(s)            Cost              Value
      ----------------------------------------------------------------------------------
      New World Pasta Co.                   5/19/2006        $1,424,992         $ 84,928
      New World Pasta Co. Series A
        (expires 12/07/2010)                5/19/2006            23,757           23,757
      New World Pasta Co. Series B
        (expires 12/07/2010)                5/19/2006            18,574           18,574
      ----------------------------------------------------------------------------------
                                                             $1,467,323         $127,259
                                                             ===========================

(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(j) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(k) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                              --              $23,141
      --------------------------------------------------------------------------


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          11

Schedule of Investments (concluded)                            (in U.S. dollars)

o     Swaps outstanding as of May 31, 2006 were as follows:

                                                                             Unrealized
                                                            Notional        Appreciation
                                                             Amount        (Depreciation)
      -----------------------------------------------------------------------------------
      Sold credit default protection on General Motors
        Corp. and receive 5.00%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2006                                 $  725,000            $  20,966
      Sold credit default protection on General Motors
        Acceptance Corp. and receive 4.00%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2006                                 $  725,000                1,050
      Sold credit default protection on General Motors
        Acceptance Corp. and receive 3.50%
      Broker, JPMorgan Chase Bank
        Expires March 2007                                $  725,000                2,007
      Sold credit default protection on General Motors
        Acceptance Corp. and receive 4.50%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2007                                $  725,000                7,564
      Sold credit default protection on General Motors
        Corporation and receive 4.40%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                 $  375,000              (13,148)
      Sold credit default protection on General Motors
        Corporation and receive 8.00%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                 $  375,000                 (269)
      Sold credit default protection on Russian
        Federation and receive 0.73%
      Broker, UBS Warburg
        Expires October 2010                              $1,440,000                3,924
      Sold credit default protection on Federative
        Republic of Brazil and receive 3.44%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires October 2010                              $  900,000               56,825
      Sold credit default protection on Dow Jones
        CDX Emerging Markets Index Series 5 and
        receive 1.35%
      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2011                                 $3,650,000              (38,748)
      Sold credit default protection on Dow Jones
        CDX North American High Yield Index Series 6
        and receive 3.45%
      Broker, UBS Warburg
        Expires June 2011                                 $  900,000               (3,939)
      Sold credit default protection on Dow Jones
        CDX North American High Yield Index Series 6
        and receive 3.45%
      Broker, UBS Warburg
        Expires June 2011                                 $2,750,000              (15,210)
      Sold credit default protection on Dow Jones
        CDX North American High Yield B Index Series 6
        and receive 3.00%
      Broker, UBS Warburg
        Expires June 2011                                 $2,750,000              (11,840)
      -----------------------------------------------------------------------------------
      Total                                                                     $   9,182
                                                                                =========

      See Notes to Financial Statements.

12      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Statement of Assets, Liabilities and Capital

As of May 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$421,838,579) ...................................                           $ 420,548,485
                       Foreign cash (cost--$154,118) ......................................                                 170,705
                       Unrealized appreciation on swaps ...................................                                  92,336
                       Swap premium paid ..................................................                                  38,442
                       Receivables:
                          Interest (including $4,259 from affiliates) .....................       $   8,935,644
                          Swaps ...........................................................              86,748
                          Securities sold .................................................                 113           9,022,505
                                                                                                  -------------
                       Prepaid expenses ...................................................                                   9,103
                                                                                                                      -------------
                       Total assets .......................................................                             429,881,576
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Loans ..............................................................                             127,700,000
                       Unrealized depreciation on swaps ...................................                                  83,154
                       Bank overdraft .....................................................                               2,483,637
                       Swap premiums received .............................................                                  41,336
                       Payables:
                          Securities purchased ............................................           4,327,620
                          Dividends to shareholders .......................................             139,037
                          Investment adviser ..............................................             138,880
                          Interest on loans ...............................................             131,088
                          Other affiliates ................................................               5,686           4,742,311
                                                                                                  -------------
                       Accrued expenses ...................................................                                  71,981
                                                                                                                      -------------
                       Total liabilities ..................................................                             135,122,419
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net Assets .........................................................                           $ 294,759,157
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized ........                           $   3,458,096
                       Paid-in capital in excess of par ...................................                             447,340,314
                       Undistributed investment income--net ...............................       $   3,053,551
                       Accumulated realized capital losses--net ...........................        (157,828,483)
                       Unrealized depreciation--net .......................................          (1,264,321)
                                                                                                  -------------
                       Total accumulated losses--net ......................................                            (156,039,253)
                                                                                                                      -------------
                       Total--Equivalent to $8.52 per share based on 34,580,960 shares of
                        capital stock outstanding (market price--$7.42) ...................                           $ 294,759,157
                                                                                                                      =============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          13

Statement of Operations

For the Year Ended May 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $23,141 from affiliates) .......................                           $  32,015,356
                       Dividends ..........................................................                                 182,813
                       Other ..............................................................                                 339,911
                                                                                                                      -------------
                       Total income .......................................................                              32,538,080
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Loan interest expense ..............................................       $   4,429,407
                       Investment advisory fees ...........................................           1,995,334
                       Borrowing costs ....................................................             158,833
                       Transfer agent fees ................................................             114,317
                       Accounting services ................................................             113,197
                       Professional fees ..................................................              93,696
                       Printing and shareholder reports ...................................              47,960
                       Custodian fees .....................................................              39,778
                       Pricing services ...................................................              29,844
                       Listing fees .......................................................              21,676
                       Directors' fees and expenses .......................................              19,211
                       Other ..............................................................              34,923
                                                                                                  -------------
                       Total expenses .....................................................                               7,098,176
                                                                                                                      -------------
                       Investment income--net .............................................                              25,439,904
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ................................................             (15,948)
                          Futures contracts and swaps--net ................................             339,338
                          Foreign currency transactions--net ..............................                  (5)            323,385
                                                                                                  -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ................................................             614,036
                          Futures contracts and swaps--net ................................              (1,002)
                          Foreign currency transactions--net ..............................              20,826             633,860
                                                                                                  ---------------------------------
                       Total realized and unrealized gain--net ............................                                 957,245
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ...............                           $  26,397,149
                                                                                                                      =============

Statements of Changes in Net Assets

                                                                                                      For the Year Ended May 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                    2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................       $  25,439,904       $  29,979,921
                       Realized gain--net .................................................             323,385          12,832,158
                       Change in unrealized appreciation/depreciation--net ................             633,860         (10,517,647)
                                                                                                  ---------------------------------
                       Net increase in net assets resulting from operations ...............          26,397,149          32,294,432
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net ..............         (26,748,143)        (30,591,913)
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in reinvestment
                        of dividends ......................................................             891,913             861,445
                                                                                                  ---------------------------------
                       Net increase in net assets resulting from capital stock transactions             891,913             861,445
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .......................................             540,919           2,563,964
                       Beginning of year ..................................................         294,218,238         291,654,274
                                                                                                  ---------------------------------
                       End of year* .......................................................       $ 294,759,157       $ 294,218,238
                                                                                                  =================================
                          * Undistributed investment income--net ..........................       $   3,053,551       $   4,071,690
                                                                                                  =================================

      See Notes to Financial Statements.


14      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Statement of Cash Flows

For the Year Ended May 31, 2006
===================================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ..............................            $  26,397,149
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
                          Increase in receivables and swap premiums paid .................................                 (844,239)
                          Decrease in prepaid expenses and other assets ..................................                  103,198
                          Decrease in cash on deposit for financial futures contracts ....................                  100,000
                          Decrease in other liabilities and swap premiums received .......................                  (69,939)
                          Realized and unrealized gain--net ..............................................                 (957,245)
                          Amortization of premium and discount ...........................................               (1,246,145)
                       Proceeds from sales and paydowns of long-term securities ..........................              223,580,443
                       Other investment-related transactions .............................................                  469,637
                       Purchases of long-term securities .................................................             (250,565,355)
                                                                                                                      -------------
                       Cash used for operating activities ................................................               (3,032,496)
                                                                                                                      =============
===================================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings .....................................................              191,800,000
                       Cash payments from borrowings .....................................................             (164,700,000)
                       Dividends paid to shareholders ....................................................              (25,913,821)
                       Increase in bank overdraft ........................................................                1,846,702
                                                                                                                      -------------
                       Cash provided by financing activities .............................................                3,032,881
                                                                                                                      -------------
===================================================================================================================================
Cash Impact from Foreign Exchange Fluctuations
-----------------------------------------------------------------------------------------------------------------------------------
                       Effect of exchange rate changes on cash ...........................................                   20,821
                                                                                                                      =============
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in cash ..............................................................                   21,206
                       Cash at beginning of year .........................................................                  149,499
                                                                                                                      -------------
                       Cash at end of year ...............................................................            $     170,705
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ............................................................            $   4,363,349
                                                                                                                      =============
===================================================================================================================================
Noncash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Capital shares issued in reinvestment of dividends paid to shareholders ...........            $     891,913
                                                                                                                      =============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          15

Financial Highlights

The following per share data and ratios have been derived                                  For the Year Ended May 31,
from information provided in the financial statements.                        ----------------------------------------------------
                                                                               2006        2005       2004       2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .........................  $   8.53    $   8.48   $   8.01   $   7.85   $   9.22
                                                                             -----------------------------------------------------
               Investment income--net* ....................................       .74         .87        .91        .93       1.18
               Realized and unrealized gain (loss)--net ...................       .02         .07        .56        .16      (1.40)
                                                                             -----------------------------------------------------
               Total from investment operations ...........................       .76         .94       1.47       1.09       (.22)
                                                                             -----------------------------------------------------
               Less dividends from investment income--net .................      (.77)       (.89)     (1.00)      (.93)     (1.15)
                                                                             -----------------------------------------------------
               Net asset value, end of year ...............................  $   8.52    $   8.53   $   8.48   $   8.01   $   7.85
                                                                             =====================================================
               Market price per share, end of year ........................  $   7.42    $   8.46   $   8.23   $   8.64   $   8.36
                                                                             =====================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .........................      9.75%      11.31%     18.65%     16.17%     (2.54%)
                                                                             =====================================================
               Based on market price per share ............................     (3.63%)     13.75%      6.75%     17.66%      (.93%)
                                                                             =====================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Expenses, excluding interest expense and reorganization
                expenses ..................................................       .90%        .87%       .91%       .92%      1.03%
                                                                             =====================================================
               Expenses, excluding interest expense .......................       .90%        .87%       .91%      1.01%      1.03%
                                                                             =====================================================
               Expenses ...................................................      2.39%       1.69%      1.39%      1.56%      2.04%
                                                                             =====================================================
               Investment income--net .....................................      8.55%       9.85%     10.72%     13.32%     14.38%
                                                                             =====================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
               Amount of borrowings outstanding, end of year (in thousands)  $127,700    $100,600   $100,400   $ 95,900   $ 64,300
                                                                             =====================================================
               Average amount of borrowings outstanding during the year
                (in thousands) ............................................  $101,539    $104,938   $101,764   $ 54,606   $ 67,962
                                                                             =====================================================
               Average amount of borrowings outstanding per share during
                the year* .................................................  $   2.94    $   3.05   $   2.97   $   2.12   $   2.76
                                                                             =====================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) .....................  $294,759    $294,218   $291,654   $272,645   $195,062
                                                                             =====================================================
               Portfolio turnover .........................................     56.53%      56.92%     82.57%     79.33%     64.72%
                                                                             =====================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

      See Notes to Financial Statements.


16      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          17

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are


18      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006
terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from a timing difference of security transaction settlements.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $290,100 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities, accounting for swap agreements, foreign currency transactions and defaulted securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM, or its affiliates.

In addition, MLPF&S received $12,571 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2006.

For the year ended May 31, 2006, the Fund reimbursed FAM $6,683 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended May 31, 2006 were $252,842,947 and $223,066,298, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2006 and May 31, 2005 increased by 102,218 and 97,995, respectively, as a result of dividend reinvestment.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          19

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $150,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

For the year ended May 31, 2006, the average amount borrowed was approximately $101,539,000 and the daily weighted average interest rate was 4.36%.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.056000 per share on June 30, 2006 to shareholders of record on June 13, 2006.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   5/31/2006          5/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $26,748,143        $30,591,913
                                                  ------------------------------
Total taxable distributions ..............        $26,748,143        $30,591,913
                                                  ==============================

As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ...................        $   3,092,514
Undistributed long-term capital gains -- net ...........                   --
                                                                -------------
Total undistributed earnings -- net ....................            3,092,514
Capital loss carryforward ..............................         (156,964,223)*
Unrealized losses -- net ...............................           (2,167,544)**
                                                                -------------
Total accumulated losses -- net ........................        $(156,039,253)
                                                                =============

* On May 31, 2006, the Fund had a net capital loss carryforward of $156,964,223, of which $357,048 expires in 2007, $13,081,795 expires in
      2008, $25,513,921 expires in 2009, $33,478,307 expires in 2010,
      $77,885,783 expires in 2011 and $6,647,369 expires in 2012. These amounts, subject to limitations, will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.


20      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006

Fund Certification (unaudited)

In September, 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Corporate High Yield Fund, Inc. for the fiscal year ended May 31, 2006:

================================================================================
Interest-Related Dividends for Non-U.S. Residents
================================================================================
Month Paid: July 2005 ..............................................     31.85%*
            August 2005 - January 2006 .............................     87.60%*
            February 2006 - May 2006 ...............................     79.28%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          21

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


22      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          23

New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less


24      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006
extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          25

Disclosure of New Investment Advisory Agreement (concluded)

comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund. It was noted that these steps include changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


26      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          27

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    59 Portfolios
            08543-9095                           1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common Retirement
                                                 Fund since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical Institute
                                                 from 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998, Vice Chairman thereof from 2002 to 2005,
                                                 and Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998 and its Vice
                                                 Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.



28      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ               present  Research , Inc. since 2006; Director of Reflex        59 Portfolios
            08543-9095                           Security since 2006; Director of Cerego, LLC since
            Age: 67                              2006; Director of InnoCentive, Inc. since 2006;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005; and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 1995; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          29

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 45        Treasurer    1999     of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
                                        to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth   P.O. Box 9011  Vice         1993 to  Managing Director (Fixed Income) of MLIM since 2006; Director of MLIM from 2001 to
M.          Princeton, NJ  President    present  2005; Vice President of MLIM from 1994 to 2001.
Phillips    08543-9011
            Age: 56
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                                 from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

COY


30      CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        CORPORATE HIGH YIELD FUND, INC.                 MAY 31, 2006          31

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Corporate High Yield Fund, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16718 -- 5/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending May 31, 2006 - $38,850
                                     Fiscal Year Ending May 31, 2005 - $37,000

         (b) Audit-Related Fees -    Fiscal Year Ending May 31, 2006 - $8,000
                                     Fiscal Year Ending May 31, 2005 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -              Fiscal Year Ending May 31, 2006 - $6,000
                                     Fiscal Year Ending May 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending May 31, 2006 - $0
                                     Fiscal Year Ending May 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2006 - $3,124,717

             Fiscal Year Ending May 31, 2005 - $9,030,943

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2006.

         (a)(1) Ms. Elizabeth M. Phillips is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Ms. Phillips has been a Managing Director of the Investment Adviser since 2006 and was previously a Director at the Investment Advisor from 2001 to 2005 and Vice President at the Investment Adviser from 1994 to 2001. She has been a portfolio manager and Vice President of the Fund since 1993.

         (a)(2) As of May 31, 2006:

                                                                             (iii) Number of Other Accounts and
                      (ii) Number of Other Accounts Managed                    Assets for Which Advisory Fee is
                           and Assets by Account Type                                 Performance-Based
                     Other                                                 Other
(i) Name of       Registered        Other Pooled                        Registered       Other Pooled
Portfolio         Investment         Investment          Other          Investment        Investment          Other
Manager            Companies          Vehicles         Accounts          Companies         Vehicles          Accounts
                --------------                                        --------------
Elizabeth M
Phillips                     3                 2                 0                 0                 0                 0
                $1,886,872,104    $  213,001,968    $            0    $            0    $            0    $            0

         (iv) Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         (a)(3) As of May 31, 2006:

         Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

      To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to the CSFB High Yield Index over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of May 31, 2006, Ms. Phillips does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund, Inc.

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund, Inc.

Date: July 21, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund, Inc.

Date: July 21, 2006